SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   October 30, 2001



                        SIMON TRANSPORTATION SERVICES INC.
              (Exact name of registrant as specified in its charter)



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           Nevada                         0-27208                87-0545608
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)
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5175 West 2100 South, West Valley City, Utah                           84120
  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code                (801) 924-7000

                                   N/A
      (Former name or former address, if changed since last report.)

ITEM 5. Other Events.

         On October 30, 2001, the Registrant issued a press release announcing that it (i) had filed a preliminary proxy statement with the SEC in connection with a special meeting of stockholders that will be held to approve certain equity investments in the Registrant by entities related to Jerry Moyes and his family and (ii) is currently in negotiations with its equipment lessors to restructure the terms of its lease obligations. The Registrant's press release is attached as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following document is filed as an exhibit:


        ------------------ -----------------------------------------------------
             Exhibit       Description
        ------------------ -----------------------------------------------------
               99          Press Release of Registrant dated October 30, 2001
        ------------------ -----------------------------------------------------



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIMON TRANSPORTATION SERVICES INC.

Date:  October 30, 2001                By: /s/ Jon Isaacson
                                           -------------------------------------
                                           Jon Isaacson, Chief Executive Officer